AMENDMENT NO. 4

                  AMENDMENT NO. 4 (this "Agreement") dated as of April 16, 1999 among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the "Company"); each of the lenders (the "Lenders") listed on the signature pages hereof; and THE CHASE MANHATTAN BANK, as administrative agent for the Lenders under the Credit Agreement referred to below (in such capacity, the "Administrative Agent").

                  The Company, the Lenders and the Administrative Agent are parties to a Second Amended and Restated Credit Agreement dated as of September 26, 1997 (as from time to time amended, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for extensions of credit (by the making of loans and the issuing of letters of credit) by the Lenders to the Company in an aggregate principal or face amount not exceeding $250,000,000. The Company has requested the Lenders to amend the Credit Agreement in certain respects, and the Lenders are willing to so amend the Credit Agreement, all on the terms and conditions set forth herein.
Accordingly, the parties hereto hereby agree as follows:

                  Section 1. Definitions. Except as otherwise defined in this Agreement, terms defined in the Credit Agreement are used herein as defined therein.

                  Section 2. Amendments. Subject to (i) the Administrative Agent's receipt of counterparts of this Agreement, duly executed by each of the Company, the Majority Lenders and the Administrative Agent and (ii) the written consent and agreement hereto by the Subsidiary Guarantors as provided at the foot hereof, but effective as of the date hereof, the Credit Agreement is hereby amended as follows:

                  A. Definitions. Section 1.01 of the Credit Agreement is amended by inserting the following definitions in their appropriate alphabetical locations:

                  "Excluded Subsidiary Material Adverse Change" shall mean the occurrence of a material adverse change in the business, assets, property, condition (financial or otherwise) or prospects of the Excluded Subsidiaries, taken as a whole.

                  B. Defaults. (a) Section 10.01 of the Credit Agreement is hereby amended by restating paragraph (b) therein as follows:

                  "(b) the Company or any of its Subsidiaries (other than the Excluded Subsidiaries) shall default in the payment when due of any principal of or interest on any Indebtedness having an outstanding principal amount of at least $1,000,000 (other than the Loans); or any event or condition shall occur which results in the acceleration of the maturity of any such Indebtedness of the Company or any of its Subsidiaries (other than the Excluded Subsidiaries) or enables (or, with the giving of notice or lapse of time or both, would enable) the holder of any such Indebtedness or any Person acting on such holder's behalf to accelerate the maturity thereof; or"


                                Amendment No. 4
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                                      -2-


                  (b) Section 10.01 of the Credit Agreement is hereby further amended by restating paragraph (k) therein as follows:

                  "(k) an Excluded Subsidiary Material Adverse Change or any Change of Control shall occur; or"

                  C. General. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

                  Section 3. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Lenders that:

                  (a) the representations and warranties made by each of the Company and the Subsidiary Guarantors in each Basic Document to which it is a party (other than the representations and warranties set forth in paragraphs (a) and (b) of Section 8.10 of the Credit Agreement) are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (b) no event has occurred and is continuing that constitutes a Default or an Event of Default (and the parties agree that breach of any of the representations and warranties in this Section 3 shall constitute an Event of Default under Section 10.01(c) of the Credit Agreement).

                  Section 4. Miscellaneous. Except as herein provided, the Credit Agreement and each of the other Basic Documents shall remain unchanged and in full force and effect. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                                Amendment No. 4

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   THE COMPANY

                                   IRON MOUNTAIN INCORPORATED


                                   By  /s/ JP Lawrence
                                     Name: JP Lawrence
                                     Title: Vice President & Treasurer


                                   THE ADMINISTRATIVE AGENT

                                   THE CHASE MANHATTAN BANK


                                   By  /s/ Michael Lancia
                                     Name: Michael Lancia
                                     Title: Vice President


                                   THE LENDERS

                                   THE CHASE MANHATTAN BANK


                                   By  /s/ Michael Lancia
                                     Name: Michael Lancia
                                     Title: Vice President


                                   BANKBOSTON, N.A.


                                   By_______________________
                                     Name:
                                     Title:


                                Amendment No. 4

                                   THE BANK OF NEW YORK


                                   By  /s/ William G.C. Dakin
                                     Name: William G.C. Dakin
                                     Title: Vice President


                                   CIBC INC.


                                   By  /s/ Christine Harrigan
                                     Name: Christine Harrigan
                                     Title:  Executive Director


                                   FLEET NATIONAL BANK


                                   By  /s/ Michael A. Palmer
                                     Name: Michael A. Palmer
                                     Title: Vice President


                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By  /s/ Vladimir Labun
                                     Name: Vladimir Labun
                                     Title: First Vice President--Manager


                                   US TRUST


                                   By  /s/ Daniel G. Eastman
                                     Name: Daniel G. Eastman
                                     Title: Vice President


                                Amendment No. 4

                                   UNION BANK OF CALIFORNIA, N.A.


                                   By  /s/ Nancy A. Perkins
                                     Name: Nancy A. Perkins
                                     Title: Vice President


                                   THE BANK OF NOVA SCOTIA


                                   By  /s/ T.M. Pitcher
                                     Name: T.M. Pitcher
                                     Title: Authorized Signatory


                                   HELLER FINANCIAL, INC.


                                   By  /s/ Scott Ziemke
                                     Name: Scott Ziemke
                                     Title: Associate Vice President


                                   NATIONAL CITY BANK


                                   By  /s/ Lisa B. Lisi
                                     Name: Lisa B. Lisi
                                     Title: Vice President


                                   ERSTE BANK DER OESTERREICHISCHEN
                                     SPARKASSEN AG (f/k/a GIROCREDIT BANK
                                     AG DER SPARKASSEN, GRAND CAYMAN
                                     ISLAND BRANCH)


                                   By  /s/ Arcinea Hovanessian
                                     Name: Arcinea Hovanessian
                                     Title: Vice President-Erste Bank NY Branch

                                   By  /s/ John S. Runnion
                                     Name: John S. Runnion
                                     Title: First Vice President


                                Amendment No. 4

CONSENTED TO AND AGREED:


IRON MOUNTAIN RECORDS MANAGEMENT, INC.
DSI TECHNOLOGY ESCROW SERVICES, INC.
IRON MOUNTAIN/SAFESITE, INC.
IRON MOUNTAIN CONSULTING SERVICES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO-FP, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF SAN ANTONIO, INC.
CRITERION ATLANTIC PROPERTY, INC.
IM BILLERICA, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF MICHIGAN, INC.
IRON MOUNTAIN SAFE DEPOSIT CORPORATION
IRON MOUNTAIN / NATIONAL UNDERGROUND STORAGE, INC.
IRON MOUNTAIN OF MARYLAND, LLC
ARCUS DATA SECURITY, INC.
HIMSCORP OF PHILADELPHIA, INC.
RECORDKEEPERS, INC.
HIMSCORP OF PITTSBURGH, INC.
HIMSCORP OF CLEVELAND, INC.
HIMSCORP OF NEW ORLEANS, INC.
HIMSCORP OF PORTLAND, INC.
HIMSCORP OF SAN DIEGO, INC.
HIMSCORP OF DETROIT, INC.
HIMSCORP OF LOS ANGELES, INC.
HIMSCORP OF HOUSTON, INC.
IM-AEI ACQUISITION CORPORATION
IRON MOUNTAIN RECORDS MANAGEMENT OF UTAH, INC.
ARCUS STAFFING RESOURCES, INC.
IRON MOUNTAIN RECORDS MANAGEMENT OF OHIO, INC.
IRON MOUNTAIN GLOBAL, INC.
ARCUS DATA SECURITY LLC

By  /s/ JP Lawrence
  Name: JP Lawrence
  Title: Vice President & Treasurer


                                Amendment No. 4